Exhibit 99.2

design develop deliver advanced technology Q3 2017 Earnings Presentation October 18, 2017 design develop deliver advanced technology 2 Forward - Looking Statements This document contains forward - looking statements within the scope of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the negatives thereof, often identify forward - looking statements, which are not limited to historical facts. F orward - looking statements include, among other things: guidance for the fourth quarter of 2017 relating to sales; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations , markets and the business environment generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Readers are advised to consult further disclosures on related subjects, particularly in Item 1A, “Risk Factors”, of the Company’s annual report on Form 10 - K for the year ended December 31, 2016, in its other filings with the Securities and Exchange Commission and in its press releases. Non - GAAP Financial Information This document includes certain financial measures, such as operating margin, that exclude items and therefore are not in accordance with generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“non - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures of net income and earnings per share that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as net cash provided by operations (GAAP) less capital expenditures.

design develop deliver advanced technology 3 CEO Update

design develop deliver advanced technology 4 Third Quarter 2017 Summary Revenue and non - GAAP operating margins exceeded the high end of guidance ▪ Revenues up 5%, third consecutive quarter of year - over - year growth ▪ Gross margins at 9.4%, a 2 0 bps year - over - year improvement ▪ Non - GAAP operating margins at 4.1% and EPS at $0.39 W orking capital ▪ Cash conversion cycle of 72 days  Within target range; uptick for inventory positioning  Year - over - year improvement of 8 days ▪ On track to achieve 70 days or below exiting 2017 Cash flow and improving ROIC ▪ Operating cash flow of ($3) million in the quarter and $90 million year - to - date ▪ Anticipate 2017 cash from operations in the range of $125 - 150 million ▪ ROIC of 9.9%, up 40 bps quarter - over - quarter design develop deliver advanced technology 5 2017 New Business Wins by Segment ▪ 31 manufacturing and 14 engineering project awards ▪ Estimated annual revenue run rate between $138 – 165 million ▪ Continued new business wins in target markets Estimated Annual Revenue from New Business Wins New Business Wins with Focus on Market Sector Sales Q3 New Business Wins Highlights : $125 $125 $118 $123 $128 $134 $142 $152 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 $ (USD M)

design develop deliver advanced technology 6 2017 Transition Year: Update on Priorities Optimization of our n etwork for elevated e xecution ▪ C orporate headquarters relocated to Arizona ▪ Continued focus on network optimization and asset velocity Implementation of market - sector sales organization ▪ Sales organization build - out substantially completed ▪ Increasing number of new customer acquisitions aligned to target markets ▪ Alignment with engineering to driving higher - value engagements Expansion of engineering solutions and capabilities ▪ Continued staffing of the new Arizona RF and IoT design centers though 1H - 18 ▪ Qualcomm Life selects Benchmark to commercialize interconnected biometric sensors ▪ Skills enable expansion into broader medical devices, patient monitoring, and pharmaceuticals design develop deliver advanced technology 7 Current Progress Milestones * Waypoint r epresents LTM target based on non - GAAP Operating Income design develop deliver advanced technology 8 Q3 2017 Financial Highlights design develop deliver advanced technology 9 (In millions, except EPS) Sep 30 , 2017 Jun 30 , 2017 Q/Q Sep 30 , 2016 Y/Y Net Sales $604 $617 (2%) $574 5% GAAP Operating Margin 3.4% 3.6% (20 bps) 3.1% 30 bps GAAP Diluted EPS $0.35 $0.34 2% $0.44 (20%) Non - GAAP Operating Margin 4.1% 4.1% -- 4.3% (20 bps) Non - GAAP Diluted EPS $0.39 $0.38 2% $0.36 7% GAAP ROIC 7.6% 8.1% (50 bps) 9.5% (190 bps) Non - GAAP ROIC 9.9% 9.5% 40 bps 8.6% 130 bps For the Three Months Ended Our Guidance for the Third Quarter : ▪ Revenue (in millions) $575 – $595 ▪ Diluted EPS – non - GAAP $0.32 – $0.36 Third Quarter 2017 Financial Summary See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results design develop deliver advanced technology 10 Higher - Value Markets Sep 30 , 2017 Jun 30 , 2017 Q/Q Industrials 20% $124 20% $124 -- Aerospace & Defense 16% $96 16% $100 (4%) Medical 17% $101 14% $86 16% Test & Instrument. 15% $88 15% $89 (1%) Total Revenue $409 $399 2% Traditional Markets Sep 30 , 2017 Jun 30 , 2017 Q/Q Computing 20% $124 23% $142 (12%) Telecommunication s 12% $71 12% $76 (7%) Total Revenue $195 $218 (10%) Revenue by Market Sector For the Three Months Ended Aerospace & Defense, Medical, Test & Instrument. and Computing u p in Q3 - 17 Y/Y (1) (1) (1) In millions (1) (1) Sep 30 , 2016 Y/Y 25% $141 (12%) 14% $82 16% 15% $86 17% 11% $66 34% $375 9% Sep 30 , 2016 Y/Y 19% $107 16% 16% $92 (23%) $199 (2%) (1) (1)

design develop deliver advanced technology 11 18.1 23.5 12.4 22.2 20.8 3.1% 3.9% 2.2% 3.6% 3.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 574 608 567 617 604 9.2% 9.5% 8.7% 9.5% 9.6% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 9.5% 7.2% 7.4% 8.1% 7.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 974 986 938 906 893 Revenue & Gross Margin ($ M ) GAAP Key Business Trends Return on Invested Capital (LTM) ROIC = [(GAAP income from operations)*(1 - Tax Rate)] ÷ [ Average Invested Capital less Average Cash for last 5 quarters] Operating Margin ($M) 31.0 28.4 32.7 32.3 32.1 5.4% 4.7% 5.8% 5.2% 5.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q3-16 Q4-16 Q1-17 Q3-17 Q2-17 SG&A ($M) 93 71 69 74 68

design develop deliver advanced technology 12 24.7 29.1 21.5 25.5 24.5 4.3% 4.8% 3.8% 4.1% 4.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 574 608 567 617 604 9.2% 9.5% 9.3% 9.4% 9.4% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 8.6% 8.4% 9.0% 9.5% 9.9% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 974 986 938 906 893 Revenue & Gross Margin ($ M ) Non - GAAP Key Business Trends Return on Invested Capital (LTM) ROIC = [(Non - GAAP income from operations plus stock compensation )*( 1 - Tax Rate )] ÷ [ Average Invested Capital less Average Cash for last 5 quarters] Operating Margin ($M) 28.1 28.4 31.0 32.3 32.1 4.9% 4.7% 5.5% 5.2% 5.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 SG&A ($M) (1) Excludes the impact of customer insolvency. (1) (1) (1) (1) (1) (1) (1) (1) 84 82 84 86 88 design develop deliver advanced technology 13 (In millions) Sep 30 , 2017 Jun 30 , 2017 Sep 30, 2016 Cash Flow from Operations ($3) $15 $70 FCF ($14) ($4) $61 Cash $730 $749 $636 International $655 $657 $592 US $75 $92 $44 Inventory $422 $416 $396 Accounts Receivable $412 $392 $417 Accounts Payable $335 $343 $309 Cash Flow / Working Capital Highlights For the Three Months Ended (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex 1 design develop deliver advanced technology 14 Working Capital Update Increase in cycle days for inventory positioning 99 83 80 74 67 65 72 0 20 40 60 80 100 120 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Accounts Receivable Days Accounts Payable Days Inventory Days Deposits Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Accounts Receivable Days 68 66 65 65 61 57 61 Inventory Days 70 64 68 62 70 67 70 Deposits - - - - 4 4 4 Accounts Payable Days 39 47 53 53 60 55 55 Cash Conversion Cycle 99 83 80 74 67 65 72

design develop deliver advanced technology 15 Guidance Net Sales (in millions) $590 – $610 Operating Margin – non - GAAP* 3.8% – 4.1% Diluted EPS – non - GAAP* $0.34 – $0.38 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges Fourth Quarter 2017 Guidance design develop deliver advanced technology 16 Higher - Value Markets Q4 - 17 Outlook (%) Industrials Aerospace & Defense Flat Up Mid - Singles Medical Down Low Singles Test & Instrumentation Down Low Singles Traditional Markets Q4 - 17 Outlook (%) Computing Down Mid - Singles Telecommunication s Up Mid - Singles Modeling Information Expected sequential growth in Aerospace & Defense and Telco (1) Q4 - 17 Guidance Interest Expense (in millions) $2.3 Effective Tax Rate 19% - 20% Weighted Average Shares (m) 50.6

design develop deliver advanced technology 17 Appendix

design develop deliver advanced technology 18 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)

design develop deliver advanced technology 19 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)